INCOME TAX EXPENSE (Details 2) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Non-capital losses carried forward	$ 29,668	$ 25,550
Capital assets	2,012	653
Intangible assets	(3,719)	(2,271)
Research and development expenditures	9,293	12,807
Research and development tax credits	13,947	16,623
Stock based compensation	750	506
Reserves not taken for tax purposes	1,050	1,593
Total deferred tax assets	53,001	55,461
Valuation allowance	(53,001)	(55,461)
Net deferred tax asset	$ 0	$ 0